UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

WMS INDUSTRIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8300	36-2814522
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

800 South Northpoint Blvd., Waukegan, Illinois    60085
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit Index
Press Release dated 10/28/03
Transcript of Conference Call

Item 5. Other Events and Regulation FD Disclosure.

     On October 28, 2003, WMS Industries Inc. issued a press release discussing first quarter financial results and financial guidance, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1. Shortly after the issuance of the October 28, 2003 press release, WMS Industries Inc. held a conference call with investors, analysts and others further discussing first quarter financial results and financial guidance, including a question and answer period. A transcript of that conference call is being filed with the SEC pursuant to this Current Report on Form 8-K and is attached to this report as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

     (c)      Exhibits

Exhibits	Description

99.1	Press Release of WMS Industries Inc. dated October 28, 2003

99.2	Transcript of WMS Industries Inc. Conference Call held on October 28, 2003

Item 12. Results of Operations and Financial Condition.

     The information set forth in Item 5 is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC.

October 30, 2003	By:	/s/ KATHLEEN MCJOHN

Kathleen J. McJohn
Vice President, General Counsel
and Secretary

Exhibit Index

Exhibits	Description

99.1	Press Release of WMS Industries Inc. dated October 28, 2003

99.2	Transcript of WMS Industries Inc. Conference Call held on October 28, 2003